EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-27713) of SMC Corporation of our report dated February 3, 1998 appearing on page F-1 of this Form 10-K.



PRICE WATERHOUSE LLP

Portland, Oregon
March 27, 1998